BLUE RIDGE FUNDS TRUST

                          Blue Ridge Total Return Fund


                                   SUPPLEMENT
                               Dated May 25, 2001
                      To the Prospectus Dated April 2, 2001


This Supplement to the Prospectus of the Blue Ridge Total Return Fund ("Fund"), a series of the Blue Ridge Funds Trust ("Trust"), is to notify shareholders, potential investors and other interested parties that the Fund will discontinue operations. The Board of Trustees of the Trust, in consultation with the Fund's investment adviser, Colonial Asset Management, Inc. ("Adviser"), determined at a Special Meeting of the Board of Trustees of the Fund, held on May 21, 2001 ("Board Meeting"), to discontinue the Fund's operations based on, among other factors, the Adviser's belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund's operations as of June 15, 2001. The Adviser has assured the Board of Trustees that the liquidation of the Fund will not result in any additional expense to the Fund or its shareholders. In addition, the Adviser will continue to waive fees and reimburse expenses of the Fund in order to maintain the Fund's fees and expenses at their current level, as specified in the Prospectus.

As a result of the decision to discontinue the Fund's operations as of June 15, 2001, the Board of Trustees determined at the Board Meeting to discontinue all sales of Fund shares and to no longer accept purchase orders for shares of the Fund. In addition, at that Board Meeting, the Board directed that: (i) all of the Fund's portfolio securities be liquidated in an orderly manner not later than June 15, 2001; and (ii) all outstanding shareholder accounts on June 15, 2001 will be closed and the proceeds of each account would be sent to the shareholder's address of record or to such other address as directed by the shareholder, including special instructions that may be needed for IRAs and qualified pension and profit sharing fund accounts.

Shareholders should direct any questions about their account to 1-800-773-3863.



          Investors Should Retain This Supplement for Future Reference
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